SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                        ----------------------

                            FORM 8-K

                          CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  July 26, 2002


                        FLEETWOOD ENTERPRISES, INC.
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        (Exact Name of Registrant as Specified in its Charter)

      Delaware                1-07699                95-1948322
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   (State or Other         (Commission File         (IRS Employer
   Jurisdiction of            Number)             Identification
   Incorporation)                                  Number)

3125 Myers Street, Riverside, California               92503-5527
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(Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code: (909) 351-3500
                                                     ------------

                           N/A
    (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.   OTHER EVENTS

     On July 26, 2002, Fleetwood Enterprises, Inc., a Delaware corporation, announced the appointment of Edward B. Caudill as its President and Chief Executive Officer. A copy of the press release announcing the appointment is attached as Exhibit 99.1

ITEM 7.   EXHIBITS

     Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:


     EXHIBIT           DESCRIPTION

       99.1            Press release dated July 26, 2002.






                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Fleetwood Enterprises, Inc.



Date:  July 26, 2002           By: /s/ Boyd R. Plowman
                                   ---------------------------
                                   Boyd R. Plowman
                                   Executive Vice President and
                                   Chief Financial Officer




                         EXHIBIT INDEX


        EXHIBIT         DESCRIPTION

         99.1           Press release dated July 26, 2002.


                                                Exhibit 99.1



                Fleetwood Names Edward B. Caudill
              President and Chief Executive Officer


Riverside, Calif., July 26, 2002 - Fleetwood Enterprises, Inc. (NYSE:FLE), the nation's largest manufacturer of recreational vehicles and a leading producer and retailer of manufactured housing, announced today the appointment of Edward B. Caudill as president and chief executive officer.

Caudill, 59, has 25 years of management experience with leading manufacturers and distributors. He has been a vice president of PACCAR since 1996 and general manager of its Kenworth Truck Company, a manufacturer of heavy-duty on- and off-highway trucks and medium-duty trucks, since 1997. Kenworth trucks are sold worldwide through several hundred independent dealers. Previously, Caudill was vice president-purchasing and general manager of the aftermarket Parts and Medium Duty Truck divisions at PACCAR for nine years.

Before joining PACCAR, Caudill spent most of his career in sales and manufacturing management at Rockwell International and manufacturing and quality management at Eaton Corporation. He has a Bachelor of Science degree from Wayne State University in Detroit, Michigan, and an MBA from Xavier University, Cincinnati, Ohio.

Caudill's appointment culminates a careful search process that Fleetwood began in February 2002. David Engelman, interim CEO during the search process and a member of Fleetwood's Board of Directors, said, "Ed Caudill brings a wealth of experience in manufacturing, sales, service, purchasing and product development to Fleetwood. He has demonstrated the ability to think and execute strategically and to navigate through operating challenges. He had full P&L responsibility at Kenworth, which is approximately the same size as Fleetwood. His knowledge of the manufacturing process of large durable consumer products and their distribution through independent dealers will be invaluable."

Caudill is expected to assume his responsibilities at Fleetwood in mid-August 2002.

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